SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  November 14, 2005
                               __________________

                                 NS8 CORPORATION
             (Exact Name of registrant as specified in its charter)

                            _________________________

           Delaware                  333-75956                  13-4142621
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File  Number)             Identification No.)


One Union Square, Suite 1525, 600 University Street,
                 Seattle, Washington                                98101
      (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code:  (206) 331-4545

  Former Name or Former Address, if Changed Since Last Report:  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))


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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

The disclosure set forth below under Item 2.03 (Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) is hereby incorporated by reference into this Item 1.01.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 14, 2005, NS8 Corporation (the "Company") closed on the sale of approximately $3.16 million of secured convertible debentures to Cornell Capital Partners, L.P. ("Cornell Capital"). Of the $3.16 million of debentures, approximately $1.86 million had been previously paid to the Company in connection with promissory notes issued by the Company on May 27, 2005 and on June 9, 2005. The remainder of the purchase price of the debentures shall be paid by Cornell Capital in two installments of $500,000 and one final installment of $300,000. The timing of the payment of such installments relates to the Company's compliance with the related registration rights agreement. The debentures carry an interest rate of 10%, have a term of three years and are convertible into common stock at the lower of $0.075 per share or 90% of the average of the three lowest volume weighted daily average prices of the Company's common stock for the 30 days prior to the conversion. The Company has also issued warrants to purchase 5,000,000 shares of common stock at an exercise price of $0.075 per share, 10,000,000 shares of common stock at an exercise price of $0.06 per share and 10,000,000 shares of common stock at an exercise price of $0.05 per share.

A copy of the material, underlying agreements or a form of such agreements will be filed as exhibits to our quarterly report on Form 10-QSB for the period ended September 30, 2005.


ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

The securities to be issued to Cornell Capital will not be registered under the Securities Act. The issuance of the securities will be made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated thereunder.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    NS8  Corporation
                                                    (Registrant)

Date:  November  17,  2005                          By:  /s/Ricardo  Rosado
                                                         -------------------
                                                         Ricardo  Rosado
                                                         Chief Financial Officer


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